UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2006

---------------------------------

(Date of earliest event reported)

SMART-TEK SOLUTIONS INC.

------------------------------------------------------

(Exact name of registrant as specified in its charter)

            Nevada                   000-29895                98-0206542

------------------------------         -------------              -------------------

(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

433 Town Center Suite 316

Corte Madera, CA 94925

-----------------------------------------------------------

(Address of principal offices, including Zip Code)

(415) 738-8887

---------------------------------------------------------------

(Registrant's telephone number, including area code)

------------------------------------------------------------------------------

(Former name or Former Address, if Changed Since Last Report)

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events

On April 5, 2006, the Registrant issued a press release announcing that it has received an initial $5,000,000 order for its RTAC-PM system from China, a copy of the press release is attached as Exhibit 99.1.

On April 5, 2006, the Registrant issued a press release announcing that it has signed a licensee for Hong Kong and Singapore to help market its RTAC-PM system to officials in those regions, a copy of the press release is attached hereto as Exhibit 99.2.

On April 5, 2006, the Registrant issued a press release refuting a report issued by the website stocklemon.com and its intention to seek full legal recourse against in the matter, a copy of the press release is attached hereto as Exhibit 99.3.

On April 6, 2006, the Registrant issued a press release updating the shareholders on the stocklemon.com issue, a copy of the press release is attached hereto as Exhibit 99.4.

The foregoing descriptions are qualified in their entirety by reference to the Registrant’s Press Releases dated April 5, 2006, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 and the press release dated April 6, 2006 attached hereto as Exhibit 99.4.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable

(b)   Pro forma financial information.                        Not applicable

(c)   Exhibits

Exhibit 99.1

Order Press Release of Registrant dated April 5, 2006

Exhibit 99.2

       Licensee Press Release of Registrant dated April 5 2006

Exhibit 99.3

       Rebuttal Press Release of Registrant dated April 5, 2006

Exhibit 99.4

       Shareholder Update Press Release of Registrant dated April 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Smart-tek Solutions Inc.

By: /s/ Denis Gallant

       ------------------------------

  Secretary

Date:  April 6, 2006